SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2010

ARQULE, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	000-21429	04-3221586
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

19 Presidential Way

Woburn, MA

(Address of principal executive offices)

01801

(Zip code)

(781) 994-0300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events.

On August 3, 2010, ArQule, Inc. (the “Registrant”) announced that it and its co-developer, Daiichi Sankyo Co., Ltd., will move forward with a Phase 3 clinical trial of ARQ 197, a small molecule inhibitor of the c-Met receptor tyrosine kinase, in patients with non-small cell lung cancer.

The Registrant’s press release dated August 3, 2010, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No. 99.1   Text of press release announcing Phase 3 decision dated August 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARQULE, INC.
(Registrant)

/s/ Peter S. Lawrence
Peter S. Lawrence
President and Chief Operating Officer

August 3, 2010